Exhibit 99.2

Investor Contact

Helen M. Wilson Phone: (441) 299-9283 Fax: (441) 292-8675	This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

email: investorrelations@acegroup.com	Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect ACE’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	2
	- Summary Consolidated Balance Sheets	3
	- Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business	4 - 5
	- Consolidating Statement of Operations	6 - 7
	- Catastrophe Losses	8

III.	Segment Results
	- Insurance - North American	9
	- Insurance - Overseas General	10
	- Global Reinsurance	11
	- Life	12

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	13
	- Reinsurance Recoverable Analysis	14
	- Investment Portfolio	15 - 22
	- Net Realized and Unrealized Gains (Losses)	23
	- Capital Structure	24 - 25
	- Computation of Basic and Diluted Earnings Per Share	26

V.	Other Disclosures
	- Non-GAAP Financial Measures	27
	- Book Value and Book Value per Common Share	28
	- Comprehensive Income	29
	- Glossary	30

ACE Limited
Consolidated Financial Highlights
(in millions of U.S. dollars, except share, per share data, and ratios) (Unaudited)

			% Change		% Change			% Change		% Change
	Three months ended June 30		2Q-11 vs.	Constant $	2Q-11 vs.	Six months ended June 30		YTD-11 vs.	Constant $	YTD-11 vs.
	2011	2010	2Q-10	2010 (2)	2Q-10 (2)	2011	2010	YTD-10	2010 (2)	YTD-10 (2)

Gross premiums written	$5,423	$5,154	5%	$5,318	2%	$10,067	$9,944	1%	$10,116	0%

Net premiums written	$3,953	$3,420	16%	$3,544	12%	$7,399	$6,991	6%	$7,121	4%

Net premiums earned	$3,757	$3,233	16%	$3,355	12%	$7,066	$6,510	9%	$6,662	6%

Net investment income	$569	$518	10%			$1,113	$1,022	9%

Net income	$607	$677	-10%			$866	$1,432	-40%

Income excluding net realized gains (losses) (1)	$686	$688	0%			$954	$1,267	-25%

Comprehensive income	$814	$845	-4%			$1,261	$1,903	-34%

Operating cash flow (3)	$1,060	$868	22%			$2,063	$1,691	22%

P&C combined ratio
Loss and loss expense ratio	62.9%	58.8%				67.8%	60.3%
Underwriting and administrative expense ratio	29.7%	30.9%				30.6%	30.9%

Combined ratio	92.6%	89.7%				98.4%	91.2%

Annualized ROE*	12.3%	13.8%				8.7%	12.9%

Annualized ROE on net income	10.2%	12.9%				7.4%	13.9%

Effective tax rate on income excluding net realized gains (losses)	14.3%	14.7%				18.3%	16.0%

Diluted earnings per share
Income excluding net realized gains (losses)(1)	$2.01	$2.01	0%			$2.80	$3.72	-25%
Net income	$1.77	$1.98	-11%			$2.54	$4.21	-40%

Book value per common share						$71.36	$63.20	13%
Tangible book value per common share						$56.98	$51.88	10%
Weighted average basic common shares outstanding	338.9	340.0				338.0	339.2
Weighted average diluted common shares outstanding	341.7	341.2				340.6	340.4
Debt/total capitalization	16.3%	13.2%				16.3%	13.2%

(1)	See Non-GAAP Financial Measures.

(2)	Prior periods on a constant dollar basis.

(3)	Cash flow from operations in the second quarter of 2011 includes $312 million of cash collateral related to a one-off transaction.

*	Calculated using income excluding net realized gains (losses) divided by average shareholders’ equity for the period excluding unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity. To annualize a quarterly rate, multiply by four.

Financial Highlights	Page 1

ACE Limited
Consolidated Results - Consecutive Quarters
(in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	2Q-11	1Q-11	4Q-10	3Q-10	2Q-10	YTD 2011	YTD 2010	Full Year 2010
Consolidated Results Excluding Life Segment
Gross premiums written	$4,949	$4,228	$4,152	$4,624	$4,756	$9,177	$9,156	$17,932
Net premiums written	3,494	3,037	3,015	2,922	3,029	6,531	6,215	12,152
Net premiums earned	3,305	2,910	3,184	3,036	2,845	6,215	5,742	11,962
Losses and loss expenses	2,079	2,135	1,854	1,768	1,671	4,214	3,461	7,083
Policy benefits	—	—	—	—	1	—	4	4
Policy acquisition costs	538	494	575	542	470	1,032	963	2,080
Administrative expenses	443	426	445	374	409	869	811	1,630

Underwriting income (loss) excluding Life segment	245	(145)	310	352	294	100	503	1,165
Life underwriting income excluding investment income	59	51	59	50	53	110	99	208
Net investment income	569	544	532	516	518	1,113	1,022	2,070
Net realized gains (losses)	(73)	(45)	305	(50)	9	(118)	177	432
Interest expense	62	63	62	58	52	125	104	224
Other income (expense)	(9)	14	(10)	25	(3)	5	1	16
Income tax expense	122	97	133	160	142	219	266	559

Net income	607	259	1,001	675	677	866	1,432	3,108
Net realized gains (losses)	(73)	(45)	305	(50)	9	(118)	177	432
Net realized gains (losses) in other income (expense) (1)	2	34	17	39	3	36	13	69
Tax expense (benefit) on net realized gains (losses)	8	(2)	23	2	23	6	25	50

Income excluding net realized gains (losses) (2)	$686	$268	$702	$688	$688	$954	$1,267	$2,657

% Change versus prior year period(3)
Net premiums written	15%	-5%	3%	5%	-1%	5%	1%	3%
Net premiums earned	16%	0%	6%	0%	-2%	8%	0%	1%
Net premiums written constant $	11%	-5%	4%	5%	-3%	5%	-2%	1%
Net premiums earned constant $	12%	0%	6%	1%	-4%	8%	-3%	0%

Other ratios
Net premiums written/gross premiums written	71%	72%	73%	63%	64%	71%	68%	68%
Effective tax rate on income excluding net realized gains (losses)	14.3%	27.0%	13.5%	18.7%	14.7%	18.3%	16.0%	16.1%

P&C combined ratio (3)
Loss and loss expense ratio	62.9%	73.4%	58.2%	58.2%	58.8%	67.8%	60.3%	59.2%
Policy acquisition cost ratio	16.3%	16.9%	18.1%	17.9%	16.5%	16.6%	16.8%	17.4%
Administrative expense ratio	13.4%	14.7%	14.0%	12.3%	14.4%	14.0%	14.1%	13.6%

Combined ratio	92.6%	105.0%	90.3%	88.4%	89.7%	98.4%	91.2%	90.2%

P&C expense ratio	29.7%	31.6%	32.1%	30.2%	30.9%	30.6%	30.9%	31.0%
P&C expense ratio excluding A&H	25.1%	27.3%	28.2%	25.7%	26.5%	26.6%	26.6%	26.8%

Large losses and other items (before tax) (3)
Reinstatement premiums (expensed) collected	$8	$(74)	$1	$(6)	$(5)	$(66)	$(30)	$(35)
Catastrophe losses	$142	$415	$51	$91	$76	$557	$224	$366
Prior period development - unfavorable (favorable)	$(146)	$(93)	$(57)	$(201)	$(149)	$(239)	$(245)	$(503)
Loss and loss expense ratio excluding catastrophe losses and prior period development	63.2%	60.8%	58.5%	61.7%	61.2%	62.0%	61.1%	60.6%

(1)	Net realized investment and derivative losses related to unconsolidated entities.

(2)	See Non-GAAP Financial Measures.

(3)	Presented excluding the Life segment to allow for comparison and analysis with earnings guidance. This is a non-GAAP measure.

Consolidated Results	Page 2

ACE Limited
Summary Consolidated Balance Sheets
(in millions of U.S. dollars, except per share data)

	June 30 2011	March 31 2011	December 31 2010
	(Unaudited)	(Unaudited)	(Audited)
Assets
Fixed maturities available for sale, at fair value	$41,038	$38,718	$37,539
Fixed maturities held to maturity, at amortized cost	9,033	9,270	9,501
Equity securities, at fair value	582	537	692
Short-term investments, at fair value	2,380	2,375	1,983
Other investments	2,156	1,839	1,692

Total investments	55,189	52,739	51,407
Cash	833	1,115	772
Securities lending collateral	1,593	1,326	1,495
Insurance and reinsurance balances receivable	4,923	4,102	4,233
Reinsurance recoverable on losses and loss expenses	13,375	13,749	12,871
Deferred policy acquisition costs	1,821	1,725	1,641
Value of business acquired	796	745	634
Prepaid reinsurance premiums	1,711	1,540	1,511
Goodwill and other intangible assets	4,858	4,729	4,664
Deferred tax assets	586	703	769
Investments in partially owned insurance companies	353	348	360
Other assets	3,216	3,399	2,998

Total assets	$89,254	$86,220	$83,355

Liabilities
Unpaid losses and loss expenses	$38,951	$38,843	$37,391
Unearned premiums	6,913	6,533	6,330
Future policy benefits	4,384	3,480	3,106
Insurance and reinsurance balances payable	3,785	3,277	3,282
Securities lending payable	1,610	1,346	1,518
Payable for securities purchased	418	613	292
Accounts payable, accrued expenses, and other liabilities	4,011	3,684	3,495
Short-term debt	1,400	1,401	1,300
Long-term debt	3,360	3,358	3,358
Trust preferred securities	309	309	309

Total liabilities	65,141	62,844	60,381

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	22,124	21,594	21,380
Accumulated other comprehensive income (AOCI)	1,989	1,782	1,594

Total shareholders’ equity	24,113	23,376	22,974

Total liabilities and shareholders’ equity	$89,254	$86,220	$83,355

Book value per common share (1)	$71.36	$69.33	$68.59
% change over prior quarter	3%	1%	2%
Tangible book value per common share (1)	$56.98	$55.31	$54.66
% change over prior quarter	3%	1%	-2%

(1)	See Non-GAAP Financial Measures.

Consol Bal Sheet	Page 3

ACE Limited Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	2Q-11	% of Total Consolidated	2Q-10	% of Total Consolidated	% Change 2Q-11 vs. 2Q-10	YTD 2011	% of Total Consolidated	YTD 2010	% of Total Consolidated	% Change YTD-11 vs. YTD-10
Net premiums written
Property and all other	$1,596	41%	$1,064	31%	50%	$2,683	37%	$2,146	31%	25%
Casualty	1,240	31%	1,388	41%	-11%	2,547	34%	2,904	41%	-12%

Subtotal	2,836	72%	2,452	72%	16%	5,230	71%	5,050	72%	4%
Personal accident (A&H) (1)	907	23%	833	24%	9%	1,798	24%	1,678	24%	7%
Life (2)	210	5%	135	4%	56%	371	5%	263	4%	41%

Total consolidated	$3,953	100%	$3,420	100%	16%	$7,399	100%	$6,991	100%	6%

Add: Life deposits on investment contracts	94		58		62%	211		113		87%

Non-GAAP total net premium written	$4,047		$3,478		16%	$7,610		$7,104		7%

Net premiums earned
Property and all other	$1,305	35%	$899	28%	45%	$2,226	32%	$1,815	28%	23%
Casualty	1,352	36%	1,380	43%	-2%	2,732	38%	2,807	43%	-3%

Subtotal	2,657	71%	2,279	71%	17%	4,958	70%	4,622	71%	7%
Personal accident (A&H) (1)	901	24%	827	26%	9%	1,756	25%	1,637	25%	7%
Life (2)	199	5%	127	3%	57%	352	5%	251	4%	40%

Total consolidated	$3,757	100%	$3,233	100%	16%	$7,066	100%	$6,510	100%	9%

Income excluding net realized gains (losses)
Property, casualty, and all other	$513	75%	$551	80%	-7%	$630	66%	$994	78%	-37%
Personal accident (A&H) (1)	124	18%	100	15%	24%	237	25%	201	16%	18%
Life (2)	49	7%	37	5%	32%	87	9%	72	6%	21%

Total consolidated	$686	100%	$688	100%	0%	$954	100%	$1,267	100%	-25%

(1)	Consolidated A&H includes Combined Insurance which is reported in the Insurance - Overseas General and Life segments.

(2)	Excludes the North America A&H business from Combined Insurance which is included in the Life segment.

Line of Business	Page 4

ACE Limited Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business, Adjusted for Foreign Exchange (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated Constant Dollar

	2Q-11	Constant $ 2Q-10 (3)	Constant $ % Change 2Q-11 vs. 2Q-10 (3)	YTD 2011	Constant $ YTD 2010 (3)	Constant $ % Change YTD-11 vs. YTD-10 (3)
Net premiums written
Property, casualty, and all other	$2,836	$2,518	13%	$5,230	$5,107	2%
Personal accident (A&H) (1)	907	888	2%	1,798	1,746	3%
Life (2)	210	138	52%	371	268	38%

Total consolidated	$3,953	$3,544	12%	$7,399	$7,121	4%

Net premiums earned
Property, casualty, and all other	$2,657	$2,344	13%	$4,958	$4,699	6%
Personal accident (A&H) (1)	901	881	2%	1,756	1,707	3%
Life (2)	199	130	53%	352	256	38%

Total consolidated	$3,757	$3,355	12%	$7,066	$6,662	6%

Income excluding net realized gains (losses)
Property, casualty, and all other	$513	$563	-9%	$630	$1,000	-37%
Personal accident (A&H) (1)	124	106	17%	237	208	14%
Life (2)	49	37	32%	87	72	21%

Total consolidated	$686	$706	-3%	$954	$1,280	-25%

(1)	Consolidated A&H includes Combined Insurance which is reported in the Insurance—Overseas General and Life segments.

(2)	Excludes the North America A&H business from Combined Insurance which is included in the Life segment.

(3)	Prior periods on a constant dollar basis.

Line of Business 2	Page 5

ACE Limited Consolidating Statement of Operations Three months ended June 30, 2011 and 2010 (in millions of U.S. dollars) (Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated Excluding Life Segment	Life	ACE Consolidated
June 30, 2011
Gross premiums written	$2,714	$1,937	$298	$—	$4,949	$474	$5,423
Net premiums written	1,735	1,477	282	—	3,494	459	3,953
Net premiums earned	1,604	1,447	254	—	3,305	452	3,757
Losses and loss expenses	1,233	733	112	1	2,079	147	2,226
Policy benefits	—	—	—	—	—	108	108
Policy acquisition costs	143	348	47	—	538	66	604
Administrative expenses	147	242	14	40	443	72	515

Underwriting income (loss)	81	124	81	(41)	245	59	304
Net investment income	300	138	71	1	510	59	569
Net realized gains (losses)	21	(10)	(14)	(2)	(5)	(68)	(73)
Interest expense	3	1	1	54	59	3	62
Other income (expense)	(3)	5	(1)	(2)	(1)	(8)	(9)
Income tax expense (benefit)	95	40	8	(35)	108	14	122

Net income (loss)	301	216	128	(63)	582	25	607
Net realized gains (losses)	21	(10)	(14)	(2)	(5)	(68)	(73)
Net realized gains (losses) in other income (expense)	3	1	(2)	1	3	(1)	2
Tax expense (benefit) on net realized gains (losses)	7	—	—	—	7	1	8

Income (loss) excluding net realized gains (losses) (1)	$284	$225	$144	$(62)	$591	$95	$686

June 30, 2010
Gross premiums written	$2,649	$1,787	$320	$—	$4,756	$398	$5,154
Net premiums written	1,438	1,302	289	—	3,029	391	3,420
Net premiums earned	1,326	1,263	256	—	2,845	388	3,233
Losses and loss expenses	924	644	103	—	1,671	129	1,800
Policy benefits	—	1	—	—	1	86	87
Policy acquisition costs	126	296	48	—	470	66	536
Administrative expenses	147	207	15	40	409	54	463

Underwriting income (loss)	129	115	90	(40)	294	53	347
Net investment income	287	115	73	—	475	43	518
Net realized gains (losses)	85	48	28	3	164	(155)	9
Interest expense	—	—	—	52	52	—	52
Other income (expense)	(4)	3	2	(1)	—	(3)	(3)
Income tax expense (benefit)	110	59	9	(52)	126	16	142

Net income (loss)	387	222	184	(38)	755	(78)	677
Net realized gains (losses)	85	48	28	3	164	(155)	9
Net realized gains (losses) in other income (expense)	1	1	1	—	3	—	3
Tax expense (benefit) on net realized gains (losses)	12	13	—	(3)	22	1	23

Income (loss) excluding net realized gains (losses) (1)	$313	$186	$155	$(44)	$610	$78	$688

(1)	See Non-GAAP Financial Measures.

Segment 2011 Qtr	Page 6

ACE Limited Consolidating Statement of Operations Six months ended June 30, 2011 and 2010 (in millions of U.S. dollars) (Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated Excluding Life Segment	Life	ACE Consolidated
June 30, 2011
Gross premiums written	$4,672	$3,877	$628	$—	$9,177	$890	$10,067
Net premiums written	3,020	2,914	597	—	6,531	868	7,399
Net premiums earned	2,950	2,751	514	—	6,215	851	7,066
Losses and loss expenses	2,227	1,595	391	1	4,214	275	4,489
Policy benefits	—	—	—	—	—	199	199
Policy acquisition costs	279	660	93	—	1,032	127	1,159
Administrative expenses	295	466	26	82	869	140	1,009

Underwriting income (loss)	149	30	4	(83)	100	110	210
Net investment income	595	269	143	1	1,008	105	1,113
Net realized gains (losses)	10	(19)	(27)	(1)	(37)	(81)	(118)
Interest expense	7	2	1	109	119	6	125
Other income (expense)	13	7	5	(7)	18	(13)	5
Income tax expense (benefit)	184	59	18	(69)	192	27	219

Net income (loss)	576	226	106	(130)	778	88	866
Net realized gains (losses)	10	(19)	(27)	(1)	(37)	(81)	(118)
Net realized gains (losses) in other income (expense)	27	6	2	1	36	—	36
Tax expense (benefit) on net realized gains (losses)	8	(3)	—	—	5	1	6

Income (loss) excluding net realized gains (losses) (1)	$547	$236	$131	$(130)	$784	$170	$954

June 30, 2010
Gross premiums written	$4,779	$3,658	$719	$—	$9,156	$788	$9,944
Net premiums written	2,833	2,722	660	—	6,215	776	6,991
Net premiums earned	2,696	2,514	532	—	5,742	768	6,510
Losses and loss expenses	1,862	1,345	254	—	3,461	260	3,721
Policy benefits	—	4	—	—	4	170	174
Policy acquisition costs	282	579	102	—	963	127	1,090
Administrative expenses	295	409	27	80	811	112	923

Underwriting income (loss)	257	177	149	(80)	503	99	602
Net investment income	565	229	142	—	936	86	1,022
Net realized gains (losses)	165	70	59	(5)	289	(112)	177
Interest expense	—	—	—	104	104	—	104
Other income (expense)	1	1	6	(1)	7	(6)	1
Income tax expense (benefit)	214	73	19	(70)	236	30	266

Net income (loss)	774	404	337	(120)	1,395	37	1,432
Net realized gains (losses)	165	70	59	(5)	289	(112)	177
Net realized gains (losses) in other income (expense)	1	6	5	—	12	1	13
Tax expense (benefit) on net realized gains (losses)	14	14	—	(5)	23	2	25

Income (loss) excluding net realized gains (losses) (1)	$622	$342	$273	$(120)	$1,117	$150	$1,267

(1)	See Non-GAAP Financial Measures.

Segment 2011 YTD	Page 7

ACE Limited Segment Results - Second Quarter Catastrophe Loss Charges (in millions of U.S. dollars) (Unaudited)

Second Quarter Catastrophe Loss Charges - 2011

Catastrophe Loss Charges	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Reinstatement Premiums Expensed (Collected)	Pre-tax Total	After-tax Total
Net loss
True-up of Q1 Events	$(6)	$(5)	$(20)	$(3)	$(34)	$(35)
Q2 Events	116	15	42	(5)	168	136

Total	$110	$10	$22	$(8)	$134	$101

Catastrophe Losses	Page 8

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - North American

						YTD 2011	YTD 2010	Full Year 2010
	2Q-11	1Q-11	4Q-10	3Q-10	2Q-10
Gross premiums written	$2,714	$1,958	$2,256	$2,759	$2,649	$4,672	$4,779	$9,794
Net premiums written	1,735	1,285	1,519	1,445	1,438	3,020	2,833	5,797
Net premiums earned	1,604	1,346	1,511	1,444	1,326	2,950	2,696	5,651
Losses and loss expenses	1,233	994	1,030	1,026	924	2,227	1,862	3,918
Policy acquisition costs	143	136	178	165	126	279	282	625
Administrative expenses	147	148	154	112	147	295	295	561

Underwriting income	81	68	149	141	129	149	257	547
Net investment income	300	295	286	287	287	595	565	1,138
Net realized gains (losses)	21	(11)	254	(2)	85	10	165	417
Interest expense	3	4	3	6	—	7	—	9
Other income (expense)	(3)	16	1	20	(4)	13	1	22
Income tax expense	95	89	114	108	110	184	214	436

Net income	301	275	573	332	387	576	774	1,679

Net realized gains (losses)	21	(11)	254	(2)	85	10	165	417
Net realized gains (losses) in other income (expense)	3	24	3	20	1	27	1	24
Tax expense (benefit) on net realized gains (losses)	7	1	14	(2)	12	8	14	26

Income excluding net realized gains (losses) (1)	$284	$263	$330	$312	$313	$547	$622	$1,264

Combined ratio
Loss and loss expense ratio	76.9%	73.8%	68.1%	71.0%	69.7%	75.5%	69.1%	69.3%
Policy acquisition cost ratio	8.9%	10.1%	11.8%	11.4%	9.5%	9.5%	10.5%	11.1%
Administrative expense ratio	9.2%	11.1%	10.2%	7.8%	11.1%	10.0%	10.9%	9.9%

Combined ratio	95.0%	95.0%	90.1%	90.2%	90.3%	95.0%	90.5%	90.3%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$—	$(12)	$1	$1	$(3)	$(12)	$(6)	$(4)
Catastrophe losses	$110	$76	$21	$17	$53	$186	$105	$143
Prior period development—unfavorable (favorable)	$(71)	$(35)	$46	$(35)	$(73)	$(106)	$(118)	$(107)
Loss and loss expense ratio excluding catastrophe losses and prior period development	74.4%	70.2%	63.7%	72.4%	71.0%	72.6%	71.3%	69.4%

% Change versus prior year period
Net premiums written	21%	-8%	7%	5%	-1%	7%	0%	3%
Net premiums earned	21%	-2%	11%	-2%	-6%	9%	-5%	-1%

Other ratios
Net premiums written/gross premiums written	64%	66%	67%	52%	54%	65%	59%	59%

(1)	See Non-GAAP Financial Measures.

Insurance - North American	Page 9

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - Overseas General

	2Q-11	1Q-11	4Q-10	3Q-10	2Q-10	YTD 2011	YTD 2010	Full Year 2010
Gross premiums written	$1,937	$1,940	$1,750	$1,584	$1,787	$3,877	$3,658	$6,992
Net premiums written	1,477	1,437	1,353	1,205	1,302	2,914	2,722	5,280
Net premiums earned	1,447	1,304	1,405	1,321	1,263	2,751	2,514	5,240
Losses and loss expenses	733	862	697	605	644	1,595	1,345	2,647
Policy benefits	—	—	—	—	1	—	4	4
Policy acquisition costs	348	312	346	326	296	660	579	1,251
Administrative expenses	242	224	227	204	207	466	409	840

Underwriting income (loss)	124	(94)	135	186	115	30	177	498

Net investment income	138	131	128	118	115	269	229	475
Net realized gains (losses)	(10)	(9)	21	32	48	(19)	70	123
Interest expense	1	1	1	—	—	2	—	1
Other income (expense)	5	2	8	4	3	7	1	13
Income tax expense	40	19	37	63	59	59	73	173

Net income	216	10	254	277	222	226	404	935

Net realized gains (losses)	(10)	(9)	21	32	48	(19)	70	123
Net realized gains (losses) in other income (expense)	1	5	7	9	1	6	6	22
Tax expense (benefit) on net realized gains (losses)	—	(3)	3	6	13	(3)	14	23

Income excluding net realized gains (losses) (1)	$225	$11	$229	$242	$186	$236	$342	$813

Combined ratio
Loss and loss expense ratio	50.7%	66.1%	49.6%	45.8%	51.0%	58.0%	53.7%	50.6%
Policy acquisition cost ratio	24.0%	23.9%	24.6%	24.7%	23.5%	24.0%	23.0%	23.9%
Administrative expense ratio	16.7%	17.2%	16.1%	15.5%	16.4%	16.9%	16.3%	16.0%

Combined ratio	91.4%	107.2%	90.3%	86.0%	90.9%	98.9%	93.0%	90.5%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$3	$(63)	$—	$(7)	$(2)	$(60)	$(26)	$(33)
Catastrophe losses	$10	$187	$25	$25	$18	$197	$82	$132
Prior period development—unfavorable (favorable)	$(40)	$(44)	$(91)	$(117)	$(45)	$(84)	$(82)	$(290)
Loss and loss expense ratio excluding catastrophe losses and prior period development	52.9%	52.8%	54.4%	52.5%	53.0%	52.7%	53.1%	53.3%

% Change versus prior year period
Net premiums written as reported	14%	1%	0%	0%	3%	7%	5%	3%
Net premiums earned as reported	15%	4%	0%	0%	1%	9%	3%	2%
Net premiums written constant $	5%	1%	1%	1%	-1%	3%	-1%	0%
Net premiums earned constant $	5%	2%	1%	2%	-2%	4%	-3%	0%
Underwriting income constant $					$127		$184
Income excluding net realized gains (losses), constant $					$204		$355

Other ratios
Net premiums written/gross premiums written	76%	74%	77%	76%	73%	75%	74%	76%

(1)	See Non-GAAP Financial Measures.

Insurance - Overseas General	Page 10

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Global Reinsurance

	2Q-11	1Q-11	4Q-10	3Q-10	2Q-10	YTD 2011	YTD 2010	Full Year 2010
Gross premiums written	$298	$330	$146	$281	$320	$628	$719	$1,146
Net premiums written	282	315	143	272	289	597	660	1,075
Net premiums earned	254	260	268	271	256	514	532	1,071
Losses and loss expenses	112	279	127	137	103	391	254	518
Policy acquisition costs	47	46	51	51	48	93	102	204
Administrative expenses	14	12	14	14	15	26	27	55

Underwriting income (loss)	81	(77)	76	69	90	4	149	294
Net investment income	71	72	75	71	73	143	142	288
Net realized gains (losses)	(14)	(13)	24	10	28	(27)	59	93
Interest expense	1	—	—	—	—	1	—	—
Other income (expense)	(1)	6	7	10	2	5	6	23
Income tax expense	8	10	11	12	9	18	19	42

Net income (loss)	128	(22)	171	148	184	106	337	656
Net realized gains (losses)	(14)	(13)	24	10	28	(27)	59	93
Net realized gains (losses) in other income (expense)	(2)	4	6	10	1	2	5	21
Tax expense on net realized gains (losses)	—	—	—	1	—	—	—	1

Income excluding net realized gains (losses) (1)	$144	$(13)	$141	$129	$155	$131	$273	$543

Combined ratio
Loss and loss expense ratio	44.1%	107.3%	47.5%	50.4%	40.4%	76.1%	47.8%	48.4%
Policy acquisition cost ratio	18.5%	17.8%	19.0%	19.0%	18.5%	18.1%	19.1%	19.0%
Administrative expense ratio	5.3%	4.6%	5.2%	4.9%	5.8%	4.9%	5.1%	5.1%

Combined ratio	67.9%	129.7%	71.7%	74.3%	64.7%	99.1%	72.0%	72.5%

Large losses and other items (before tax)
Reinstatement premiums collected	$5	$1	$—	$—	$—	$6	$2	$2
Catastrophe losses	$22	$152	$5	$49	$5	$174	$37	$91
Prior period development—unfavorable (favorable)	$(35)	$(14)	$(12)	$(49)	$(31)	$(49)	$(45)	$(106)
Loss and loss expense ratio excluding catastrophe losses and prior period development	50.1%	54.4%	50.3%	50.2%	50.9%	52.2%	49.6%	50.0%

% Change versus prior year period
Net premiums written	-2%	-15%	-1%	32%	-12%	-10%	-4%	4%
Net premiums earned	-1%	-6%	6%	10%	6%	-3%	11%	9%

Other ratios
Net premiums written/gross premiums written	95%	95%	98%	97%	90%	95%	92%	94%

(1)	See Non-GAAP Financial Measures.

Global Reinsurance	Page 11

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Life

	2Q-11	1Q-11	4Q-10	3Q-10	2Q-10	YTD 2011	YTD 2010	Full Year 2010
Gross premiums written (1)	$474	$416	$413	$378	$398	$890	$788	$1,579
Net premiums written	459	409	407	373	391	868	776	1,556
Net premiums earned	452	399	388	386	388	851	768	1,542
Losses and loss expenses	147	128	117	119	129	275	260	496
Policy benefits	108	91	90	93	86	199	170	353
Policy acquisition costs	66	61	65	65	66	127	127	257
Administrative expenses	72	68	57	59	54	140	112	228
Net investment income	59	46	43	43	43	105	86	172

Life underwriting income (2)	118	97	102	93	96	215	185	380

Net realized gains (losses)	(68)	(13)	5	(85)	(155)	(81)	(112)	(192)
Interest expense	3	3	3	—	—	6	—	3
Other income (expense)	(8)	(5)	(9)	(5)	(3)	(13)	(6)	(20)
Income tax expense	14	13	16	16	16	27	30	62

Net income (loss)	25	63	79	(13)	(78)	88	37	103

Net realized gains (losses)	(68)	(13)	5	(85)	(155)	(81)	(112)	(192)
Net realized gains (losses) in other income (expense)	(1)	1	1	—	—	—	1	2
Tax expense (benefit) on net realized gains (losses)	1	—	5	—	1	1	2	7

Income excluding net realized gains (losses) (3)	$95	$75	$78	$72	$78	$170	$150	$300

Deposits collected on universal life and investment contracts (1)	$94	$117	$93	$51	$58	$211	$113	$257
Fees on universal life and investment contracts (1)	$13	$11	$14	$10	$11	$24	$18	$42

% Change versus prior year period
Net premiums written	17%	6%	4%	0%	7%	12%	9%	5%
Net premiums earned	16%	5%	5%	7%	7%	11%	10%	8%

(1)	Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues. Fees on universal life and investment contracts are revenue for GAAP and have been classified as gross premiums written.

(2)	We assess the performance of our Life business based on life underwriting income which includes net investment income.

(3)	See Non-GAAP Financial Measures.

Life	Page 12

ACE Limited Loss Reserve Rollforward (in millions of U.S. dollars) (Unaudited)

	Unpaid Losses			Net Paid to Incurred Ratio
	Gross	Ceded	Net
Balance at December 31, 2009	$37,783	$12,745	$25,038

Losses and loss expenses incurred	2,544	623	1,921
Losses and loss expenses paid	(2,491)	(729)	(1,762)	92%
Other (incl. foreign exch. revaluation)	(285)	(79)	(206)

Balance at March 31, 2010	$37,551	$12,560	$24,991

Losses and loss expenses incurred	2,725	925	1,800
Losses and loss expenses paid	(2,824)	(976)	(1,848)	103%
Other (incl. foreign exch. revaluation)	(390)	(135)	(255)

Balance at June 30, 2010	$37,062	$12,374	$24,688

Losses and loss expenses incurred	3,236	1,349	1,887
Losses and loss expenses paid	(3,010)	(1,139)	(1,871)	99%
Other (incl. foreign exch. revaluation)	454	166	288

Balance at September 30, 2010	$37,742	$12,750	$24,992

Losses and loss expenses incurred	2,350	379	1,971
Losses and loss expenses paid	(2,954)	(1,022)	(1,932)	98%
Other (incl. foreign exch. revaluation)	253	42	211

Balance at December 31, 2010	$37,391	$12,149	$25,242

Losses and loss expenses incurred	3,820	1,557	2,263
Losses and loss expenses paid	(2,847)	(884)	(1,963)	87%
Other (incl. foreign exch. revaluation)	479	161	318

Balance at March 31, 2011	$38,843	$12,983	$25,860

Losses and loss expenses incurred	2,752	526	2,226
Losses and loss expenses paid	(2,730)	(872)	(1,858)	83%
Other (incl. foreign exch. revaluation)	86	30	56

Balance at June 30, 2011	$38,951	$12,667	$26,284

Add net recoverable on paid losses	—	708	(708)

Balance including net recoverable on paid losses	$38,951	$13,375	$25,576

Loss Reserve Rollforward	Page 13

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Net Reinsurance Recoverable by Division

	June 30	March 31	December 31
	2011	2011	2010
Reinsurance recoverable on paid losses and loss expenses
Active operations	$563	$595	$579
Brandywine	250	313	281
Westchester Run-off	32	26	26
Other Run-off	12	12	12

Total	$857	$946	$898

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$10,751	$10,893	$9,956
Brandywine	1,822	1,931	2,024
Westchester Run-off	441	463	468
Other Run-off	26	40	55

Total	$13,040	$13,327	$12,503

Gross reinsurance recoverable
Active operations	$11,314	$11,488	$10,535
Brandywine	2,072	2,244	2,305
Westchester Run-off	473	489	494
Other Run-off	38	52	67

Total	$13,897	$14,273	$13,401

Provision for uncollectible reinsurance
Active operations	$(326)	$(323)	$(324)
Brandywine	(171)	(172)	(175)
Westchester Run-off	(21)	(21)	(21)
Other Run-off	(4)	(8)	(10)

Total	$(522)	$(524)	$(530)

Net reinsurance recoverable
Active operations	$10,988	$11,165	$10,211
Brandywine	1,901	2,072	2,130
Westchester Run-off	452	468	473
Other Run-off	34	44	57

Total	$13,375	$13,749	$12,871

Reinsurance Recoverable	Page 14

ACE Limited Investment Portfolio (in millions of U.S. dollars) (Unaudited)

	June 30 2011		March 31 2011		December 31 2010
Market Value
Fixed maturities available for sale	$41,038		$38,718		$37,539
Fixed maturities held to maturity	9,078		9,202		9,461
Short-term investments	2,380		2,375		1,983

Total	$52,496		$50,295		$48,983

Asset Allocation by Market Value
Treasury	$1,832	3%	$1,880	4%	$2,075	4%
Agency	1,755	3%	1,946	4%	2,015	4%
Corporate and asset-backed	16,805	32%	15,818	31%	15,900	33%
Mortgage-backed	13,483	26%	12,880	25%	12,362	25%
Municipal (1)	2,534	5%	2,453	5%	2,449	5%
Non-U.S.	13,707	26%	12,943	26%	12,199	25%
Short-term investments	2,380	5%	2,375	5%	1,983	4%

Total	$52,496	100%	$50,295	100%	$48,983	100%

Note: Insured municipal bonds represent $705 million, or 28% of our municipal bond holdings.

Credit Quality by Market Value
AAA	$25,331	48%	$24,636	49%	$23,718	48%
AA	4,783	9%	4,543	9%	4,714	10%
A	9,944	19%	8,847	18%	8,482	17%
BBB	5,691	11%	5,583	11%	5,487	11%
BB	3,667	7%	3,473	7%	3,357	7%
B	2,389	5%	2,500	5%	2,393	5%
Other	691	1%	713	1%	832	2%

Total	$52,496	100%	$50,295	100%	$48,983	100%

Cost/Amortized Cost
Fixed maturities available for sale	$39,862		$37,750		$36,542
Fixed maturities held to maturity	9,033		9,270		9,501
Short-term investments	2,380		2,375		1,983

Subtotal	51,275		49,395		48,026
Equity securities	549		510		666
Other investments	1,916		1,613		1,511

Total	$53,740		$51,518		$50,203

Avg. duration of fixed maturities	3.8 years		3.8 years		3.7 years
Avg. market yield of fixed maturities (2)	3.4%		3.5%		3.6%
Avg. credit quality	AA		AA		AA
Avg. yield on invested assets (3)	4.3%		4.3%		4.3%

(1)	The rating of the municipal portfolio is AA with 15% of our holdings pre-funded with AAA Federal securities. The portfolio is highly diversified predominantly in State general obligation bonds and essential service revenue bonds (education, utilities, water, power, sewers).

(2)	Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

(3)	Net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Investments	Page 15

ACE Limited Investment Portfolio - 2 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed Fixed Income Portfolio

Market Value at June 30, 2011

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Mortgage-backed securities
Residential mortgage-backed (RMBS)
GNMA	$854	$—	$—	$—	$—	$854
FNMA	6,872	—	—	—	—	6,872
Freddie Mac	3,214	—	—	—	—	3,214

Total agency RMBS	10,940	—	—	—	—	10,940
Non-agency RMBS	346	15	19	35	650	1,065

Total residential mortgage-backed	11,286	15	19	35	650	12,005
Commercial mortgage-backed	1,437	24	14	3	—	1,478

Total mortgage-backed securities	$12,723	$39	$33	$38	$650	$13,483

Mortgage-backed securities total $13.5 billion, are rated predominantly AAA and comprise 26% of the fixed income portfolio. This compares to a 36% mortgage-backed weighting in representative indices of the U.S. fixed income market. The minimum rating for initial purchases of mortgage-backed securities is AAA.

Securities issued by Federal agencies with implied or explicit government guarantees total $10.9 billion and represent 91% of the residential mortgage-backed portfolio.

Non-agency residential mortgage-backed securities are backed by prime collateral, and broadly diversified in over 160,000 loans. The portfolio’s loan-to-value ratio is approximately 69% with an average FICO score of 730. With this conservative loan-to-value ratio and subordinated collateral of 9%, the cumulative 5-year foreclosure rate would have to rise to 14% and real estate values would have to fall 12% from their current levels before principal is impaired. The current foreclosure rate of ACE’s non-agency RMBS portfolio is 9%.

Commercial mortgage-backed securities of $1.5 billion are rated predominantly AAA, broadly diversified with over 16,000 loans and seasoned with 67% of the portfolio issued before 2006 and 19% of the portfolio issued after 2009. The average loan-to-value ratio is approximately 67% with a debt service coverage ratio in excess of 1.7 and weighted average subordinated collateral of 32%. The cumulative foreclosure rate would have to rise to 41% before principal is impaired. The current foreclosure rate of the portfolio is about 2.7%.

Investments 2	Page 16

ACE Limited Investment Portfolio - 3 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed Fixed Income Portfolio

Amortized Cost at June 30, 2011

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Mortgage-backed securities
Residential mortgage-backed (RMBS)
GNMA	$824	$—	$—	$—	$—	$824
FNMA	6,741	—	—	—	—	6,741
Freddie Mac	3,148	—	—	—	—	3,148

Total agency RMBS	10,713	—	—	—	—	10,713
Non-agency RMBS	359	17	20	42	781	1,219

Total residential mortgage-backed	11,072	17	20	42	781	11,932
Commercial mortgage-backed	1,377	21	13	3	—	1,414

Total mortgage-backed securities	$12,449	$38	$33	$45	$781	$13,346

Investments 3	Page 17

ACE Limited Investment Portfolio - 4 (in millions of U.S. dollars) (Unaudited)

U.S. Investment Grade Corporate and Asset-backed Fixed Income Portfolio

Market Value at June 30, 2011

	S&P Credit Rating
	AAA	AA	A	BBB	Total
Asset-backed	$364	$4	$9	$11	$388
Banks	393	244	2,236	235	3,108
Basic Materials	—	—	71	190	261
Communications	—	—	647	688	1,335
Consumer, Cyclical	—	75	246	226	547
Consumer, Non-Cyclical	67	531	535	509	1,642
Diversified Financial Services	40	54	152	201	447
Energy	81	16	197	481	775
Industrial	89	443	379	153	1,064
Utilities	7	4	480	547	1,038
All Others	115	75	445	398	1,033

Total	$1,156	$1,446	$5,397	$3,639	$11,638

U.S. Investment Grade Corporate Fixed Income Portfolio

The average credit quality of ACE’s US investment grade bond portfolio is high at A.

ACE prohibits investments in complex structured securities (e.g. CDOs, CLOs) and over-the-counter derivatives and does not permit the use of portfolio leverage.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Investments 4	Page 18

ACE Limited Investment Portfolio - 5 (in millions of U.S. dollars) (Unaudited)

Below Investment Grade Corporate and Asset-backed Fixed Income Portfolio

Market Value at June 30, 2011

	S&P Credit Rating
	BB	B	CCC	Total
Basic Materials	$258	$84	$16	$358
Communications	455	395	17	867
Consumer, Cyclical	324	338	21	683
Consumer, Non-Cyclical	599	418	3	1,020
Diversified Financial Services (1)	53	69	8	130
Energy	737	200	7	944
Industrial	334	188	8	530
Utilities	196	62	31	289
All Others	161	180	5	346

Total	$3,117	$1,934	$116	$5,167

(1)	Diversified Financial Services includes Asset-backed and Banking Industries.

Below Investment Grade Corporate Fixed Income Portfolio

ACE manages high yield bonds as a distinct and separate asset class from investment grade bonds. ACE’s allocation to high yield bonds is explicitly set by internal management and is targeted to securities in the upper tier of credit quality (BB/B). Our minimum rating for initial purchase is BB/B.

Six external investment managers are responsible for high yield security selection and portfolio construction.

ACE’s high yield managers have a conservative approach to credit selection and very low historical default experience.

Securities holdings are highly diversified across industries and are subject to a 1.5% issuer limit as a percentage of high yield allocation. The portfolio comprises over 700 issuers with our largest current issuer exposure at $77 million. ACE monitors position limits on a daily basis through an internal compliance system.

Derivative and structured securities (e.g. credit default swaps, CLOs) are not permitted in high yield portfolios.

Investments 5	Page 19

ACE Limited Investment Portfolio - 6 (in millions of U.S. dollars) (Unaudited)

Non-U.S. Fixed Income Portfolio

Market Value at June 30, 2011

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$1,028	$—	$—	$—	$—	$1,028
Canada	893	—	—	—	—	893
Republic of Korea	—	14	408	—	—	422
Japan	—	390	—	—	—	390
Germany	356	—	—	—	—	356
Federative Republic of Brazil	1	—	—	219	—	220
Province of Ontario	—	210	—	—	—	210
France	175	—	—	—	—	175
Swiss Confederation	162	—	—	—	—	162
Province of Quebec	—	—	137	—	—	137
State of Queensland	71	49	—	—	—	120
Kingdom of Thailand	6	—	105	6	—	117
People’s Republic of China	52	29	1	—	—	82
Commonwealth of Australia	70	9	—	—	—	79
United Mexican States	1	—	23	51	—	75
State of New South Wales	69	—	—	—	—	69
Federation of Malaysia	28	—	33	—	—	61
Dominion of New Zealand	60	—	—	—	—	60
Taiwan	—	59	—	—	—	59
State of Victoria	55	—	—	—	—	55
Republic of Austria	44	—	—	—	—	44
Arab Republic of Egypt	22	—	—	—	19	41
State of Qatar	—	37	—	—	—	37
Province of Manitoba	—	34	—	—	—	34
Province of Alberta	31	—	—	—	—	31
Other Non-U.S. Government	203	98	61	34	48	444

Non-U.S. Government Securities	$3,327	$929	$768	$310	$67	$5,401
European Country Non-U.S. Corporate (1)	867	303	819	490	343	2,822
Other Non-U.S. Corporate	937	824	2,086	1,144	493	5,484

	$5,131	$2,056	$3,673	$1,944	$903	$13,707

(1)	Excludes United Kingdom

Non-U.S. Fixed Income Portfolio

ACE’s non-U.S. investment grade fixed income portfolios are currency-matched with the insurance liabilities of ACE’s non-U.S. operations.

81% of ACE’s non-U.S. fixed income is denominated in G7 currencies.

Average credit quality of non-U.S. fixed income securities is very high at AA and 53% of holdings are rated AAA or guaranteed by governments or quasi-government agencies.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Investments 6	Page 20

ACE Limited Investment Portfolio - 7 (in millions of U.S. dollars) (Unaudited)

European Country Non-U.S. Fixed Income Portfolio (Excluding United Kingdom)

Market Value at June 30, 2011

	Industry
	Bank	Financial	Industrial	Utility	Total
Netherlands	$204	$171	$233	$135	$743
France	170	97	115	132	514
Germany	270	37	73	5	385
Luxembourg	41	3	216	98	358
Switzerland	228	—	—	—	228
Euro Supranational	204	—	—	—	204
Ireland	—	22	104	20	146
Spain	63	4	61	6	134
Italy	40	1	17	9	67
Finland	11	—	3	3	17
Belgium	—	1	11	2	14
Austria	7	1	2	—	10
Portugal	—	—	2	—	2

European Country Non-U.S. Corporate Securities	$1,238	$337	$837	$410	$2,822

Note: ACE has no investments in Greece

Top 10 Exposures - European Banks (Excluding United Kingdom)

June 30, 2011	Market Value	Rating
European Investment Bank	$193	AAA
KFW	187	AAA
UBS AG	117	A+
Credit Suisse Group AG	96	A
Rabobank Nederland NV	95	AAA
BNP Paribas SA	64	AA
Deutsche Bank AG	49	A+
Groupe BPCE	39	A+
Banco Santander SA	32	AA
Intesa Sanpaolo SpA	31	A+

Top 10 Exposures - European Corporate (Excluding United Kingdom)

June 30, 2011	Market Value	Rating
ING Groep NV	$90	A
Deutsche Telekom AG	81	BBB+
EDF SA	70	AA-
Royal Dutch Shell PLC	67	AA
Telecom Italia SpA	59	BBB
Telefonica SA	49	A-
Credit Agricole Groupe	47	A+
General Electric Co	40	AA+
Gazprom OAO	39	BBB
ArcelorMittal	39	BBB-

Investments 7	Page 21

ACE Limited Investment Portfolio - 8 (in millions of U.S. dollars) (Unaudited)

Investment portfolio

Top 25 Exposures - Fixed Maturity Investments

June 30, 2011			Rating
1	General Electric Co	$523	AA+
2	Bank of America Corp	436	A
3	JP Morgan Chase & Co	429	A+
4	Citigroup Inc	372	A
5	Morgan Stanley	356	A
6	Goldman Sachs Group Inc/The	325	A
7	Verizon Communications Inc	310	A-
8	Wells Fargo & Co	257	AA-
9	AT&T INC	247	A-
10	HSBC Holdings Plc	239	AA-
11	Lloyds Banking Group Plc	216	A
12	Royal Bank of Scotland Group P	170	A
13	Comcast Corp	168	BBB+
14	Kraft Foods Inc	165	BBB
15	Barclays PLC	158	A+
16	Credit Suisse Group	156	A
17	ConocoPhillips	128	A
18	Time Warner Cable Inc	125	BBB
19	American Express Co	121	BBB+
20	UBS AG	120	A+
21	BP PLC	115	A
22	Pfizer Inc	114	AA
23	Dominion Resources Inc/VA	109	A-
24	Banco Santander SA	108	AA
25	Anheuser-Busch InBev NV	107	A-

Investments 8	Page 22

ACE Limited Net Realized and Unrealized Gains (Losses) (in millions of U.S. dollars) (Unaudited)

	Three months ended June 30, 2011			Six months ended June 30, 2011
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$74	$202	$276	$123	$163	$286
Equity securities	4	6	10	11	8	19
Equity and fixed income derivatives	(48)	—	(48)	(68)	—	(68)
Foreign exchange gains (losses)	(30)	—	(30)	(109)	—	(109)
Other	(4)	15	11	(5)	62	57

Sub-total	(4)	223	219	(48)	233	185
Mark-to-market gains (losses) from derivative transactions (2)	(69)	—	(69)	(70)	—	(70)

Total gains (losses)	(73)	223	150	(118)	233	115
Partially-owned entities and private equity investments (3)	2	2	4	36	2	38
Income tax expense (benefit)	8	74	82	6	60	66

Net gains (losses)	$(79)	$151	$72	$(88)	$175	$87

(1)	Other-than-temporary impairments for the quarter of $8 million include $5 million for fixed maturities and $3 million for other investments. Year to date other-than-temporary impairments of $12 million include $9 million for fixed maturities, and $3 million for other investments.

(2)	Includes $67 million of realized losses on the life reinsurance operations for the quarter which comprises a $70 million loss on guaranteed living benefit derivatives and $3 million of gains on other derivatives, including S&P put options and futures.

(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

	Three months ended June 30, 2010			Six months ended June 30, 2010
	Net Realized Gains (Losses) (4)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (4)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$77	$408	$485	$158	$831	$989
Equity securities	32	(31)	1	77	(55)	22
Equity and fixed income derivatives	5	—	5	24	—	24
Foreign exchange gains (losses)	61	—	61	52	—	52
Other	(12)	13	1	(8)	68	60

Sub-total	163	390	553	303	844	1,147
Mark-to-market gains (losses) from derivative transactions (5)	(154)	—	(154)	(126)	—	(126)

Total gains (losses)	9	390	399	177	844	1,021
Partially-owned entities and private equity investments (6)	3	—	3	13	—	13
Income tax expense (benefit)	23	108	131	25	213	238

Net gains (losses)	$(11)	$282	$271	$165	$631	$796

(4)	Other-than-temporary impairments for the quarter of $18 million include $5 million for fixed maturities and $13 million for other investments. Year to date other-than-temporary impairments of $36 million include $23 million for fixed maturities, and $13 million for other investments.

(5)	Includes $158 million of realized losses on the life reinsurance operations for the quarter which comprises a $301 million loss on guaranteed living benefit derivatives and $143 million of gains on other derivatives, including S&P put options and futures.

(6)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Investment Gains (Losses)	Page 23

ACE Limited Capital Structure (in millions of U.S. dollars) (Unaudited)

	June 30	March 31	December 31	December 31
	2011	2011	2010	2009
Total short-term debt	$1,400	$1,401	$1,300	$161
Total long-term debt	3,360	3,358	3,358	3,158

Total debt	$4,760	$4,759	$4,658	$3,319

Total trust preferred securities	$309	$309	$309	$309

Total shareholders’ equity	$24,113	$23,376	$22,974	$19,667

Total capitalization	$29,182	$28,444	$27,941	$23,295
Tangible capital (1)	$24,324	$23,715	$23,277	$19,364
Leverage ratios
Debt/ total capitalization	16.3%	16.7%	16.7%	14.2%
Debt plus trust preferred securities/ total capitalization	17.4%	17.8%	17.8%	15.6%
Debt/ tangible capital	19.6%	20.1%	20.0%	17.1%
Debt plus trust preferred securities/ tangible capital	20.8%	21.4%	21.3%	18.7%

(1)	Tangible capital is equal to total capitalization less goodwill and other intangible assets.

Capital Structure	Page 24

ACE Limited Debt, Trust Preferred, and Credit Facilities (in millions of U.S. dollars) (Unaudited)

June 30, 2011

	Par Amount Outstanding	Carrying value	Coupon	Maturity Date
Debt and Trust Preferred
Repurchase Agreement (1)	$150	$150	0.18%	July 21, 2011
Repurchase Agreements	$100	$100	0.14%	August 2, 2011
Repurchase Agreement	$300	$300	0.16%	August 10, 2011
Repurchase Agreements	$450	$450	0.22%	September 6, 2011
Repurchase Agreement	$10	$10	0.18%	September 15, 2011
Repurchase Agreements	$390	$390	0.19%	October 6, 2011
ACE INA Holdings Inc. Senior Notes	$500	$500	5.88%	June 15, 2014
ACE INA Holdings Inc. Senior Notes	$450	$449	5.60%	May 15, 2015
ACE INA Holdings Inc. Senior Notes	$700	$699	2.60%	November 23, 2015
ACE INA Holdings Inc. Senior Notes	$500	$500	5.70%	February 15, 2017
ACE INA Holdings Inc. Senior Notes	$300	$300	5.80%	March 15, 2018
ACE INA Holdings Inc. Senior Notes	$500	$500	5.90%	June 15, 2019
ACE INA Holdings Inc. Debentures	$100	$100	8.88%	August 15, 2029
ACE Capital Trust II Preferred Securities	$309	$309	9.70%	April 1, 2030
ACE INA Holdings Inc. Senior Notes	$300	$299	6.70%	May 15, 2036
Other	$13	$13

	$5,072	$5,069

	Commitment	Usage		Date
Credit Facilities
Syndicated Letter of Credit Facility	$1,000	$518		November 8, 2012
Revolving Credit / LOC Facility	$500	$55		November 8, 2012
Bilateral Letter of Credit Facility	$500	$500		September 20, 2014
Funds at Lloyds Capital Facilities	$400	$377		December 31, 2015

	$2,400	$1,450

(1)	Subsequent to June 30, 2011, this repurchase agreement was repaid.

Capital Structure 2	Page 25

ACE Limited Computation of Basic and Diluted Earnings Per Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

	Three months ended June 30		Six months ended June 30
	2011	2010	2011	2010
Numerator
Income to common shares, excl. net realized gains (losses) (1)	$686	$688	$954	$1,267
Net realized gains (losses), net of income tax	(79)	(11)	(88)	165

Net income available to the holders of common shares	$607	$677	$866	$1,432

Rollforward of Common Shares Outstanding
Shares - beginning of period	337,173,864	338,610,718	334,942,852	336,524,657
Issued under employee stock purchase plan	103,472	—	199,751	118,172
Shares (cancelled) granted	(63,810)	(32,891)	1,196,657	1,754,034
Issued for option exercises	698,798	177,777	1,573,064	358,741

Shares - end of period	337,912,324	338,755,604	337,912,324	338,755,604

Denominator
Weighted average shares outstanding	338,920,580	339,975,261	338,021,487	339,202,374
Effect of other dilutive securities	2,768,388	1,268,395	2,596,909	1,185,944

Adj. wtd. avg. shares outstanding and assumed conversions	341,688,968	341,243,656	340,618,396	340,388,318

Basic earnings per share
Income excluding net realized gains (losses) (1)	$2.02	$2.02	$2.82	$3.73
Net realized gains (losses), net of income tax	(0.23)	(0.03)	(0.26)	0.49

Net income	$1.79	$1.99	$2.56	$4.22

Diluted earnings per share
Income excluding net realized gains (losses) (1)	$2.01	$2.01	$2.80	$3.72
Net realized gains (losses), net of income tax	(0.24)	(0.03)	(0.26)	0.49

Net income	$1.77	$1.98	$2.54	$4.21

(1)	See Non-GAAP Financial Measures.

Earnings per share	Page 26

ACE Limited Non-GAAP Financial Measures (in millions of U.S. dollars) (Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP). A reconciliation of book value per common share is provided on the next page.

In presenting our segment operating results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and net realized gains (losses).

Income excluding net realized gains (losses) and the related tax expense (benefit) is a common performance measurement and non-GAAP measure. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) and net realized gains (losses) included in other income (expense) related to partially owned entities because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. Income excluding net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with GAAP.

The following table presents the reconciliation of Net income to Income excluding net realized gains (losses):

	2Q-11	1Q-11	4Q-10	3Q-10	2Q-10	YTD 2011	YTD 2010	Full Year 2010
Net income, as reported	$607	$259	$1,001	$675	$677	$866	$1,432	$3,108
Net realized gains (losses)	(73)	(45)	305	(50)	9	(118)	177	432
Net realized gains (losses) in other income (expense) (1)	2	34	17	39	3	36	13	69
Income tax expense (benefit) on net realized gains (losses)	8	(2)	23	2	23	6	25	50

Income excluding net realized gains (losses)	$686	$268	$702	$688	$688	$954	$1,267	$2,657

(1)	Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Reconciliation Non-GAAP	Page 27

ACE Limited Book Value and Book Value per Common Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

Reconciliation of Book Value per Common Share

	June 30 2011	March 31 2011	December 31 2010	June 30 2010
Shareholders’ equity	$24,113	$23,376	$22,974	$21,410
Less: goodwill and other intangible assets	4,858	4,729	4,664	3,836

Numerator for tangible book value per share	$19,255	$18,647	$18,310	$17,574

Denominator	337,912,324	337,173,864	334,942,852	338,755,604

Book value per common share	$71.36	$69.33	$68.59	$63.20
Tangible book value per common share	$56.98	$55.31	$54.66	$51.88

Reconciliation of Book Value

Shareholders’ equity, beginning of quarter	$23,376	$22,974	$22,845	$20,636
Income excluding net realized gains (losses)	686	268	702	688
Net realized gains (losses), net of tax	(79)	(9)	299	(11)
Net unrealized gains (losses), net of tax	151	24	(569)	282
Repurchase of shares	—	—	(303)	(115)
Dividend declared on common shares	(119)	(113)	(113)	(113)
Cumulative translation, net of tax	56	168	47	—
Pension liability	—	(4)	6	1
Other (1)	42	68	60	42

	$24,113	$23,376	$22,974	$21,410

(1)	Other primarily includes proceeds from exercise of stock options and stock compensation.

Reconciliation Book Value	Page 28

ACE Limited Comprehensive Income (in millions of U.S. dollars) (Unaudited)

Consolidated Statement of Comprehensive Income

	2Q-11	1Q-11	4Q-10	3Q-10	2Q-10	YTD 2011	YTD 2010	Full Year 2010
Net income	$607	$259	$1,001	$675	$677	$866	$1,432	$3,108

Net unrealized appreciation (depreciation) on investments
Unrealized appreciation (depreciation) on investments	303	66	(497)	953	487	369	1,070	1,526
Reclassification adjustment for net realized (gains) losses included in net income	(78)	(56)	(286)	(120)	(97)	(134)	(226)	(632)
Change in cumulative translation adjustments	69	232	66	186	(169)	301	(259)	(7)
Change in minimum pension liability	1	(6)	9	(6)	2	(5)	8	11
Income tax (expense) benefit related to other comprehensive income items	(88)	(48)	192	(197)	(55)	(136)	(122)	(127)

Other comprehensive income	207	188	(516)	816	168	395	471	771

Comprehensive income	$814	$447	$485	$1,491	$845	$1,261	$1,903	$3,879

Comprehensive Income	Page 29

ACE Limited Glossary

Annualized return on ordinary shareholders’ equity (ROE): Income excluding net realized gains (losses) divided by average shareholders’ equity for the period excluding unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity. To annualize a quarterly rate multiply by four.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Combined Insurance: Combined Insurance Company of America, acquired April 1, 2008.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business. Calculated on a GAAP basis.

Effective tax rate: Income tax expense divided by the sum of income tax expense and income excluding net realized gains (losses).

G7: A group of seven industrialized nations including Canada, France, Germany, Italy, Japan, United Kingdom, and the United States.

Life underwriting income: Net premiums earned and net investment income less policy benefits, acquisition costs, and administrative expenses.

NM: Not meaningful.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, and shareholders' equity.

Glossary	Page 30